[OFFICE DEPOT LOGO]

                                                                    NEWS RELEASE
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CONTACT: Eileen H. Dunn
         Vice President, Investor Relations/Public Relations
         561/438-4930
         edunn@officedepot.com


                     OFFICE DEPOT EXTENDS OFFER TO EXCHANGE
                     10% SENIOR SUBORDINATED NOTES DUE 2008
              FOR REGISTERED 10% SENIOR SUBORDINATED NOTES DUE 2008

DELRAY BEACH, FLA. -- OCTOBER 25, 2001 -- OFFICE DEPOT, INC. (NYSE: ODP), the world's largest seller of office products, today announced that it has elected to extend its offer to exchange its 10% Senior Subordinated Notes Due 2008 (the "Old Notes") for a like amount of 10% Senior Subordinated Notes due 2008 that are registered with the Securities and Exchange Commission (the "Exchange Offer") so that the expiration date of the Exchange Offer will now be 12:00 noon, EST, on October 31, 2001, unless further extended. Holders of Old Notes may continue to exchange their Old Notes until that time. Consummation of the Exchange Offer and the Company's acceptance of and exchange of Old Notes is subject to certain conditions described in the Prospectus of Office Depot, Inc. dated September 24, 2001 that was distributed to the holders of the Old Notes. As of October 25, 2001, holders of approximately $245 million aggregate principal amount of the Old Notes have tendered their Old Notes in the Exchange Offer.

The Company commenced the Exchange Offer on September 25, 2001. The detailed terms and conditions of the Exchange Offer are contained in the Prospectus. Holders of Old Notes may obtain copies of the Prospectus and related material from SunTrust Bank, the Exchange Agent for the Exchange Offer, at (305) 579-7009.

This announcement is not an offer to purchase or a solicitation of an offer to exchange the Old Notes. The Company is making the Exchange Offer solely pursuant to the Prospectus.

ABOUT OFFICE DEPOT
As of September 29, 2001 Office Depot operated 846 office supply superstores in the United States and Canada, in addition to a national business-to-business delivery network supported by 25 delivery centers, more than 60 local sales offices and 12 regional call centers. Furthermore, the Company had operations in 16 countries outside of the United States and Canada, including 28 office supply stores in France and seven in Japan that are owned and operated by the Company; and 101 additional office supply stores under joint venture and licensing agreements operating under the Office Depot(R) name in five foreign countries. The Company also operates an award-winning U.S. Office Depot(R) brand Web site

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at www.officedepot.com where customers can access Office Depot's low competitive prices seven days a week, twenty-four hours a day, and it operates www.officedepot.co.jp in Japan and www.officedepot.fr in France as well as Viking(R) brand Web sites at www.vikingop.com in the United States, www.viking-direct.co.uk in the United Kingdom, www.viking.de in Germany, www.vikingdirect.nl in The Netherlands, www.vikingop.it in Italy, www.vikingop.com.au in Australia, www.vikingop.co.jp in Japan, www.vikingdirect.fr in France and www.vikingdirekt.at in Austria. Office Depot's common stock is traded on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AS AMENDED. FORWARD-LOOKING STATEMENTS, INCLUDING WITHOUT LIMITATION ALL OF THE PROJECTIONS AND ANTICIPATED LEVELS OF FUTURE PERFORMANCE, INVOLVE RISKS AND UNCERTAINTIES WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME BY OFFICE DEPOT IN ITS FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC"), INCLUDING WITHOUT LIMITATION ITS MOST RECENT FILING ON FORM 10-K, FILED ON MARCH 27, 2001 AND ALL SUBSEQUENT FILINGS WITH THE SEC. YOU ARE STRONGLY URGED TO REVIEW ALL SUCH FILINGS FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES. THE COMPANY'S SEC FILINGS ARE READILY OBTAINABLE AT NO CHARGE AT WWW.SEC.GOV AND AT WWW.FREEEDGAR.COM, AS WELL AS ON A NUMBER OF OTHER COMMERCIAL WEB SITES.